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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement of PDI, Inc. on Form S-8 (File No. 333-61231) and in the Registration Statement of PDI, Inc. on Form S-3 (File No. 333-50024) of our report dated March 3, 2004 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


PricewaterhouseCoopers LLP


Florham Park, NJ
March 3, 2004